SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 14:- SUBSEQUENT EVENTS

a.	On January 27, 2012, the Company has sold an aggregate of $1.75 million in senior secured debentures in a private placement transaction with an accredited investor.

The debentures have a maturity date of January 26, 2013 and accrue interest at a rate of 10% per annum, payable semi-annually. An aggregate of $300 in principal amount of the debentures may be converted into the Company's ordinary shares at a conversion price of $1.416 per share. The debentures are secured by a security interest in all current and future assets of the Company and any current or future subsidiary.

b.	On April 17, 2012, the Company issued 540,000 ordinary shares at a price of $2.55 per share in total consideration for approximately $1,162 net of issuance expense.

On May 22, 2012, the Company issued 632,057 ordinary shares at a price of $3.50 per share in total consideration for approximately $2,006 net of issuance expense.

On May 31, 2012, the Company issued 570,755 ordinary shares at a price of $11.50 per share in total consideration for approximately $6,000 net of issuance expense.

c.	As for Reverse Split, refer to Note 10.b.9